CNB CORPORATION
and
THE CONWAY NATIONAL BANK

 FINANCIAL REPORT

DECEMBER 31, 2005

wwwconwaynationalbankcom

CNB CORPORATION AND SUBSIDIARY
Conway, South Carolina

CONSOLIDATED BALANCE SHEET
(Unaudited)

ASSETS:	Dec. 31, 2005	Dec. 31, 2004
Cash and due from banks	$ 33,461,000	$ 25,793,000
Interest-bearing deposits with banks	0	0
Investment securities:
United States government securities	0	0
Obligations of United States government agencies
and corporations	159,127,000	191,352,000
Obligations of states and political subdivisions	21,028,000	22,838,000
Other securities	1,788,000	1,636,000
Total investment securities	181,943,000	215,826,000
Federal funds sold and securities purchased
under agreement to resell	46,000,000	0
Loans	503,926,000	406,983,000
Less allowance for loan losses	(5,918,000)	(5,104,000)
Net loans	498,008,000	401,879,000
Bank premises and equipment	20,574,000	17,628,000
Other assets	13,362,000	10,443,000
Total assets	$793,348,000	$ 671,569,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Deposits:
Noninterest-bearing	$ 135,081,000	$ 118,580,000
Interest-bearing	532,024,000	441,784,000
Total deposits	$ 667,105,000	$ 560,364,000

Federal funds purchased and securities sold under agreement to repurchase	43,296,000	33,950,000
Other short-term borrowings	2,197,000	2,895,000
Other liabilities	10,192,000	6,775,000
Total Liabilities	$ 722,790,000	$ 603,984,000

Stockholders' Equity:
Common stock, par value $10.00 per share:
Authorized 1,500,000; issued 789,774 in 2004 and 2005	7,898,000	7,898,000
Surplus	43,547,000	43,543,000
Undivided profits	21,093,000	15,558,000
Net unrealized holding gains (losses) on	(1,810,000)	734,000
available-for-sale securities
Less treasury stock	(170,000)	(148,000)
Total stockholders' equity	$ 70,558,000	$ 67,585,000
Total liabilities and stockholders' equity	$ 793,348,000	$ 671,569,000

Member Federal Reserve System - Member FDIC

CNB CORPORATION AND SUBSIDIARY
Conway, South Carolina

CONSOLIDATED STATEMENT OF INCOME
(Unaudited)

	Twelve Months Ended
INTEREST INCOME:	Dec. 31, 2005	Dec. 31, 2004
Interest and fees on loans	$ 30,725,000	$ 24,030,000
Interest on investment securities:
Taxable investment securities	6,396,000	6,599,000
Tax-exempt investment securities	881,000	956,000
Other securities	65,000	57,000
Interest on federal funds sold and securities purchased
under agreement to resell	782,000	328,000
Total interest income	38,849,000	31,970,000

INTEREST EXPENSE:
Interest on deposits	9,778,000	6,573,000
Interest on federal funds purchased and securities
sold under agreement to repurchase	667,000	351,000
Interest on other short-term borrowings	14,000	14,000
Total interest expense	10,459,000	6,938,000

Net interest income	28,390,000	25,032,000
Provision for loan losses	1,275,000	1,155,000
Net interest income after provision for loan losses	27,115,000	23,877,000
Other income:
Service charges on deposit accounts	3,410,000	3,504,000
Gains/(losses) on securities	2,000	0
Other operating income	3,229,000	3,073,000
Total other income	6,641,000	6,577,000
Other expenses:
Salaries and employee benefits	12,459,000	11,359,000
Occupancy expense	2,728,000	2,509,000
Other operating expenses	4,342,000	4,377,000
Total other expenses	19,529,000	18,245,000
Income before income taxes	14,227,000	12,209,000
Income tax provision	4,749,000	3,927,000
Net Income	$ 9,478,000	$ 8,282,000

Per share:
Net income per weighted average shares outstanding	$ 12.02	$ 10.50

Cash dividend paid per share	$ 5.00	$ 4.25

Book value per actual number of shares outstanding	$ 89.48	$ 85.70

Weighted average number of shares outstanding	788,496	789,006

Actual number of shares outstanding	788,534	788,645

Member Federal Reserve System - Member FDIC

CNB CORPORATION AND SUBSIDIARY
Conway, South Carolina

FINANCIAL HIGHLIGHTS
(All Dollar Amounts, Except Per Share Data, in Thousands)

		2004 to 2005		2003 to 2004
		Percent		Percent
		Increase		Increase
FOR THE YEAR	2005	(Decrease)	2004	(Decrease)	2003

Net Income	$ 9,478	14.44%	$ 8,282	8.05%	$ 7,665

Earnings Per Share of Common Stock (1)	$ 12.02	14.48%	$ 10.50	8.14%	$ 9.71

Return on Stockholders' Equity	13.41%	9.65%	12.23%	3.12%	11.86%

Return on Average Assets	1.30%	3.17%	1.26%	(2.33)%	1.29%

Cash Dividends Paid Per Share (1)	$ 5.00	17.65%	$ 4.25	16.76%	$ 3.64

AT YEAR-END

Assets	$793,348	18.13%	$671,569	11.93%	$599,978

Total Loans	$503,926	23.82%	$406,983	12.42%	$362,034

Deposits	$667,105	19.05%	$560,364	11.38%	$503,113

Total Loans to Deposit Ratio	75.54%	4.01%	72.63%	.93%	71.96%

Stockholders' Equity	$ 70,558	4.40%	$ 67,585	4.58%	$ 64,623

Footnotes:

(1) Adjusted for the effect of a 10% stock dividend paid in 2004.

   There’s A New Spirit At
  The Conway National Bank

   Changes Have Increased Profitability and Other Good News

Positive changes have occured at The Conway National Bank. We’ve expanded our programs and our number of locations to help us better serve our customers and enlarge our presence in the region. We can now better compete with the regional banks as well as the local banks within our market. Here are some of the exciting developments:

• CNB has opened additional mortgage loan offices in strategic locations, making us more available and easily accessible to more customers.

• CNB has expanded our secondary market mortgage loan program, making our loans more competitive and reaching a much larger market segment. Our other mortgage loans, consumer loans, and commercial loans have increased by nearly 24% in the last year allowing us to generate more income on deposits.

• CNB has completely revamped our online banking website, improving customer service and giving us technology that is equal to or better than that of other banks entering our market.

• In June 2005, 35 employees were paid below the minimum salary established for their job position by an outside compensation consultant based on peer bank data. We’ve made changes so that salaries have been raised and now no employee is paid a salary below the minimum.

• All officers and employees now have email, which is so essential for conducting business in today’s business environment.

• Our new Pawleys Island Office Grand Opening on January 20 was well attended as we expanded our presence on Waccamaw Neck.

• Construction is moving along quickly on our new North Conway Office on the corner of North Main
  Street and Cultra Road.

• We have purchased a branch site on River Oaks Drive and Village Center Boulevard at Town Center
  in Carolina Forest.

Because of our great employees, look at how we’ve progressed from 12-31-04 to 12-31-05.

Changes You Can Measure in CNB’s Financial Growth

Net income increased 14.4% or $1,196,000 to $9,478,000.
 Assets increased 18.1% or $121,779,000 to $793,348,000.
Loans increased 23.8% or $96,943,000 to $503,926,000.
Deposits increased 19.1% or $106,105,000.

It’s a pleasure to be in an organization building for the future where morale is high, people are happy, and our customers are noticing the change. We appreciate your support as we strive to grow and improve your investment and your local independent bank.

       R. Phil Hucks, President
CNB Corporation and
The Conway National Bank

 GROWTH RATES

CONWAY NATIONAL BANK
 OFFICERS

R. Phil Hucks	President
Paul R. Dusenbury	Executive Vice President
William R. Benson	Senior Vice President
Marion E. Freeman, Jr.	Senior Vice President
Phillip H. Thomas	Senior Vice President
L. Ford Sanders, II	Senior Vice President
W.G. Holt, Jr.	Vice President
M. Terry Hyman	Vice President
Raymond Meeks	Vice President
A. Mitchell Godwin	Vice President
Jackie C. Stevens	Vice President
Dana P. Arneman, Jr.	Vice President
Betty M. Graham	Vice President
Ernest J. Lareau	Vice President
D. Richard Causey	Vice President
F. Timothy Howell	Vice President
E. Wayne Suggs	Vice President
Janice C. Simmons	Vice President
Patricia C. Catoe	Vice President
W. Michael Altman	Vice President
Boyd W. Gainey, Jr.	Vice President
William C. Purvis	Vice President
Gail S. Sansbury	Assistant Vice President
Ray Wells	Assistant Vice President
W. Page Ambrose	Assistant Vice President
Roger L. Sweatt	Assistant Vice President
Linda Kay Benton	Assistant Vice President
Virginia B. Hucks	Assistant Vice President
Elaine H. Hughes	Assistant Vice President
Timothy L. Phillips	Assistant Vice President
Helen A. Johnson	Assistant Vice President
Gwynn Branton	Assistant Vice President
Tammy S. Scarberry	Assistant Vice President
D. Scott Hucks	Assistant Vice President
Sherry S. Sawyer	Banking Officer
Rebecca G. Singleton	Banking Officer
Josephine C. Fogle	Banking Officer
Jeffrey P. Singleton	Banking Officer
Debra B. Johnston	Banking Officer
Freeman Holmes	Banking Officer
Doris B. Gasque	Banking Officer
Carlton A. Terry	Banking Officer
James A. Hansen	Banking Officer
Jennie L. Hyman	Banking Officer
Marsha S. Jordan	Banking Officer
Sylvia G. Dorman	Banking Officer
Marcie T. Shannon	Banking Officer
Caroline P. Juretic	Banking Officer
Dana M. Gasque	Banking Officer
Sheila A. Graham	Banking Officer
John H. Sawyer, Jr.	Banking Officer
Robert P. Hucks, II	Banking Officer
Nicole Scalise	Banking Officer
Janet F. Carter	Branch Manager
Dawn L. DePencier	Branch Manager

CNB CORPORATION
BOARD OF DIRECTORS

James W. Barnette, Jr.	W. Jennings Duncan
William R. Benson	Paul R. Dusenbury
Harold G. Cushman	R. Phil Hucks
H. Buck Cutts	Richard M. Lovelace, Jr.
Willis J. Duncan	Howard B. Smith, III

  BRANCH LOCATIONS

Hours: Monday  Thursday 9:00 AM  5:00 PM
Friday 9:00 AM  6:00 PM
Drive-Up Windows Open at 8:30 AM

CNB Access Phone Numbers:
 (Account information available 24 hours a day)
248-7118 / 238-9657

Operations &	Aynor Office*
Administration	2605 Hwy. 501
1400 Third Ave.	PO Box 400
PO Box 320	Aynor, SC 29511
Conway, SC 29528	358-1600
248-5721 or 238-2600

Conway Banking Office*	Myrtle Beach Office*
1411 Fourth Avenue	1353 21st Ave. N.
PO Box 320	PO Drawer 8249
Conway, SC 29528	Myrtle Beach, SC 29578
248-5721 or 238-2600	626-4441

Surfside Beach Office*	West Conway Office*
425 Hwy. 17 & 5th Ave. N.	2810 Church Street
PO Box 15069	PO Box 320
Surfside Beach, SC 29587	Conway, SC 29528
238-5125	365-4500

Northside Office*	North Conway ATM*
9726 Hwy. 17 N.	2601 Main Street
Myrtle Beach, SC 29572	Conway, SC 29526
449-3373

Main Street Office	Murrells Inlet Office*
309 Main Street	4345 Hwy. 17 Bypass
PO Box 320	PO Box 2490
Conway, SC 29528	Murrells Inlet, SC 29576
248-4008	651-8135

Coastal Centre Office*	North Myrtle Beach Office*
1212 16th Ave.	110 Hwy. 17 North
PO Box 320	North Myrtle Beach,
Conway, SC 29528	SC 29582
248-5751	663-5721

Red Hill Office*	Little River ATM*
1360 Hwy. 501	2396 Highway 9 West
PO Box 320	Longs, SC 29568
Conway, SC 29528
347-4601

Socastee Office*	Pawleys Island*
Hwy. 17 Bypass S.	10608 Ocean Hwy.
3591 North Gate Rd.	PO Box 4539
Myrtle Beach, SC 29588	Pawleys Island, SC 29585
293-4422	979-5721

*Denotes ATM on premises